UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2016

Atlas Energy Group, LLC

(Exact name of registrant specified in its charter)

Delaware	001-36725	45-3741247
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Amendment to First Lien Credit Agreement

On October 6, 2016, Atlas Energy Group, LLC (“ATLS”), together with New Atlas Holdings, LLC, Atlas Lightfoot, LLC and Titan Energy Management, LLC, entered into a Fourth Amendment to Credit Agreement (the “First Lien Amendment”) with Riverstone Credit Partners, L.P., as administrative agent (“Riverstone”), and the lenders (the “Lenders”) from time to time party thereto,.

The First Lien Amendment is effective as of September 1, 2016 and makes conforming changes to reflect the status of Titan Energy, LLC (“Titan”) as the successor to Atlas Resource Partners, L.P. (the “Partnership”) following the consummation of the Chapter 11 cases of the Partnership and its subsidiaries. The First Lien Amendment also removes the financial covenants and related cross-defaults that had previously been incorporated from the Partnership’s credit agreement.

The foregoing description of the First Lien Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Lien Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Amendment to Second Lien Credit Agreement

Also on October 6, 2016, ATLS, together with New Atlas Holdings, LLC, Atlas Lightfoot, LLC and Titan Energy Management, LLC entered into the First Amendment to Second Lien Credit Agreement (the “Second Lien Amendment”) with Riverstone and the Lenders.

Similar to the First Lien Amendment, the Second Lien Amendment is effective as of September 1, 2016 and makes conforming changes to reflect Titan’s status as successor to the Partnership and to remove the financial covenants and related cross-defaults that had previously been incorporated from the Partnership’s credit agreement.

The foregoing description of the Second Lien Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Lien Amendment filed as Exhibit 10.2, to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the First Lien Amendment and the Second Lien Amendment is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Credit Agreement, dated as of October 6, 2016, among Atlas Energy Group, LLC, New Atlas Holdings, LLC, Atlas Lightfoot, LLC, Titan Energy Management, LLC, the lenders party thereto and Riverstone Credit Partners, L.P., as administrative agent.

10.2	First Amendment to Second Lien Credit Agreement, dated as of October 6, 2016, among Atlas Energy Group, LLC, New Atlas Holdings, LLC, Atlas Lightfoot, LLC, Titan Energy Management, LLC, the lenders party thereto and Riverstone Credit Partners, L.P., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY GROUP, LLC

Dated:	October 12, 2016	By:	/s/ Jeffrey M. Slotterback
			Name:	Jeffrey M. Slotterback
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amendment to Credit Agreement, dated as of October 6, 2016, among Atlas Energy Group, LLC, New Atlas Holdings, LLC, Atlas Lightfoot, LLC, Titan Energy Management, LLC, the lenders party thereto and Riverstone Credit Partners, L.P., as administrative agent.

10.2	First Amendment to Second Lien Credit Agreement, dated as of October 6, 2016, among Atlas Energy Group, LLC, New Atlas Holdings, LLC, Atlas Lightfoot, LLC, Titan Energy Management, LLC, the lenders party thereto and Riverstone Credit Partners, L.P., as administrative agent.